UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HL	New York Stock Exchange
Preferred Stock	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2019, we entered into an amendment (the “Second Amendment”) to our revolving credit agreement (the “Credit Agreement”) dated July 16, 2018 with the various financial institutions and other persons from time to time parties as lender (the “Lenders”) and The Bank of Nova Scotia, as administrative agent for the Lenders and as letter of credit issuer.  The Credit Agreement was previously amended by agreement dated May 8, 2019 (the “First Amendment”). Among the changes to the Credit Agreement contained in the Second Amendment are:

(i)     our leverage ratio (total debt less unencumbered cash/EBITDA) is amended from not more than 4.50:1 to not more than the following:

●	6.50:1 as of the last day of any fiscal quarter ending on or after June 30, 2019 but on or prior to September 30, 2019;
●	6.00:1 as of the last day of the fiscal quarter ending December 31, 2019;
●	5.50:1 as of last day of the fiscal quarter ending March 31, 2020;
●	5.00:1 as of the last day of the fiscal quarter ending June 30, 2020; and
●	4.00:1 as of the last day of any fiscal quarter ending September 30, 2020 and thereafter.

(ii)      a temporary reduction of our revolving loan amount to $150 million, until the earlier of (i) our election to eliminate the cap following the fiscal quarter ended September 30, 2020; or (ii) our election to eliminate the cap and delivery to the Administrative Agent of financial statements demonstrating two consecutive quarters of leverage ratio less than or equal to 4.00:1 beginning in the third quarter of 2019.

(iii)     adding a requirement that Hecla Quebec become a Guarantor of our credit facility and grant a first priority lien on the Company’s Casa Berardi mine and related assets.

(iv)     an equity pledge by the Company of its ownership interest in the entity that owns Casa Berardi mine.

(v)      for so long as the cap on our revolving loan amount remains in place, restrictions on the amount of permitted debt allowed.

(vi)     certain restrictions on use of proceeds without the Lenders’ consent.

(vii)    restrictions on making certain restricted payments while the cap on our revolving loan amount remains in place.

(viii)   other immaterial or clarifying modifications and amendments.

A copy of the Credit Agreement was previously filed with the SEC as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 17, 2018, and the First Amendment is included as an exhibit to this report, and each are incorporated herein by reference. The Credit Agreement, as amended, contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Credit Agreement. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Credit Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. The Credit Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information about us can be found elsewhere in other public filings we have made with the SEC, which are available without charge at www.sec.gov.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Credit Agreement, which subsequent information may or may not be fully reflected in public disclosures.

From time to time we enter into forward contracts to buy Canadian dollars (“CAD”) and Mexican pesos (“MXN”) to manage our exposure to fluctuations in the exchange rates between those currencies and the U.S. dollar and the impact on our future operating costs denominated in CAD and MXN. We also enter into financially settled forward contracts to manage exposures to our metals contained in our concentrate shipments, both between the time of shipment and final settlement as well as forecasted future concentrate shipments (only lead and zinc), as well as commodity put option contracts to manage our exposure to fluctuations in the prices of certain metals we produce. These currency, metal sales contracts and options are with The Bank of Nova Scotia, ING Capital, Canadian Imperial Bank of Commerce and JPMorgan Chase Bank, each of which is a Lender under the Credit Agreement.

Item 2.02 Results of Operations and Financial Condition

On July 18, 2019, we issued a news release (“Release”) announcing preliminary production and financial results for the second quarter ended June 30, 2019. All measures of the Company’s second quarter 2019 operating and financial results and conditions contained in the Release are preliminary and reflect the Company’s expected results as of the date of the Release. Actual reported second quarter 2019 results are subject to management’s final review as well as review by the Company’s independent registered accounting firm and may vary significantly from current expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. A copy of the Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
10.1

Fifth Amended and Restated Credit Agreement dated as of July 16, 2018, by and among Hecla Mining Company, Hecla Limited, Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, as the Borrowers, The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and various Lenders. Filed as exhibit 10.1 to our Current Report on Form 8-K filed on July 17, 2018 (File No. 1-8491) and incorporated herein by reference.

10.2	First Amendment to Fifth Amended and Restated Credit Agreement dated as of May 8, 2019.*
10.3	Second Amendment to Fifth Amended and Restated Credit Agreement dated as of July 15, 2019.*
99.1	News Release dated July 18, 2019.+

* Filed herewith

+ Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 18, 2019

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel